UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS
(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA 94109
(Address of principal executive offices)                                          (Zip code)

     Malcolm H. Gissen Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109
(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

                                    TICKER SYMBOL: ENCPX

ANNUAL REPORT
May 31, 2012

ENCOMPASS FUND ANNUAL LETTER
~July 2012~

Dear Fellow Shareholders:

We started the November, 2011 Semi-Annual letter (written in January, 2012), with "déjà vu all over again". Six months later, it's still basically the same situation.

This Annual Report covers the Encompass Fund's fiscal year ended May 31, 2012. As we stated in January, 2012, the six-month period was a difficult period for the stock market, and particularly for smaller companies and resource companies, both of which the Fund has focused on. The 12 month period was more of the same, with some positive periods within the 12 months. We stated in January that the first few weeks of 2012 were encouraging, and that turned out to be the case for the first three (actually four) months of this year. For the three months ended March 31, 2012, the Fund was up 18%. Then, later in April, the market (particularly the small cap and resource companies), turned downward. Unfortunately for the Fund, that situation continued through the Fund's fiscal year-end of May 31, 2012, and continues to this time (mid-July). For the one year period ended May 31, 2012, the Fund declined 41.4% . The Fund's benchmark, the Wilshire 5000 Index, was down 1.8% during the same period.

We continue to believe that the underlying long-term factors that led us to be investors in resource companies (gold and silver; industrial metals such as copper, rare earths, antimony and others; and various energy areas, such as oil and uranium) are still valid. These factors, as enumerated in prior reports, are the overall growth being experienced in numerous of the world's economies, especially in the emerging economies; supply-demand factors of increased usage of commodities and increased difficulty in finding, getting permitted, building a mining operation, and producing those commodities; and the debt, deficit and printing of money by many countries and governments around the globe.

In the meantime, as has been experienced before (most notably in 2008 and the latter part of 2011), many commodities are doing better than the companies involved with those commodities. For example, gold has slightly increased in price in 2012 (about 2% as of this writing); while the produc-

2012 Annual Report 1

ing gold mining stocks (as represented by the Market Vectors Gold Miners ETF) are down about 15%, and the exploration and developments gold mining companies (as represented by the Market Vectors Junior Gold Miners ETF) have declined by about 25%. The same relative situation is applicable to silver, copper, uranium and rare earths, all resource areas in which the Fund owns companies.

When the disconnect between commodity prices and the companies involved with those commodity areas reverses (as has historically occurred), the stocks experience a meaningful rise in price. This occurred in 2009 and 2010, following 2008, and again in the first quarter of 2012, following the latter part of 2011. While past performance is no guarantee of future results, we will remind you that the Fund rose 137% in 2009 and 60% in 2010 and as stated earlier, 18% for the first quarter of 2012.

In the meantime, we are doing as we have done before when the Fund has under-performed. We are carefully evaluating each position in the Fund and reducing or eliminating those that are less likely to do well in the current market environment. We also continue to analyze companies not in the portfolio to determine which ones should be added at this time.

Success Stories: To illustrate the potential returns that can be realized from a reasonable number of portfolio companies, we want to discuss a successful investment we have made. As we previously reported, the Fund made an investment in April, 2011 in United States Antimony Corp., at 40 cents per share. The company has continued to make excellent progress in expanding its mining and milling operations, and smelter processing in Mexico and Montana. This has been recognized by the market. The company also recently listed on the NYSE MKT (formerly the NYSE Amex). Encompass made an additional investment in the company in January, 2012, at $2.00 per unit (consisting of one common share and one warrant to purchase a common share for $2.50) . Within a year after making the first investment, the stock had risen as high as $4.95. We decided to realize this more than 10X return and have reduced the Fund's position from time to time. We also did this because the holding had become, by far, the largest position in the Fund and we want to be sure that Encompass remains diversified. We still believe that United States Antimony has an outstanding future, and is "in the right place at the right time". China produces about 65% of the world's antimony, and it's main antimony mine, after producing for close to 100 years, is almost mined out.

2012 Annual Report 2

Another portfolio company that has done well over the past year is Gold Standard Ventures Corp. The company is in the beginning stages of exploring for gold in the very prolific Carlin Trend in Nevada, and early drill results have been very encouraging. This has resulted in the stock rising from $1.30 to $2.66 over the one year period ending May 31, 2012. Gold Standard recently listed on the NYSE MKT exchange. The Fund owned common shares and warrants exercisable at $1.00 (prices in Canadian dollars). The Fund exercised its warrants, and a portion of the resulting position was sold in order to realize profits.

Not As Successful: Again, as we have stated in the past, not every investment has worked out. Sometimes we liquidate the position, and other times, when we believe that the company (and/or the market) has worthwhile prospects, we continue to hold the position. One such company is BioExx Specialty Proteins, which has a new and improved method of extracting proteins from seeds. Unfortunately, the company has experienced engineering problems with the process, resulting in less production than anticipated. In this unforgiving market, the stock was battered. The company appears to be in the final stages of solving those problems, with the assistance of an outside engineering firm.

Another investment we made that has not worked out well thus far is in GeoPetro Resources. This company has been hard hit, business-wise and stock market wise, by the decline in the price of natural gas ($15.00 per mcf a few years ago, to under $2.00 per mcf a couple of months ago.) GeoPetro's main projects are oriented towards natural gas (it also has interests in oil projects). As the price of natural gas seems to have bottomed, and has improved in the past couple of months, we are optimistic that the company's prospects will improve going forward.

As always, we thank you for your confidence in the Encompass Fund. You may rest assured that every effort is being made to continue to warrant that confidence.

Yours very truly,

Malcolm H. Gissen                                       Marshall G. Berol

2012 Annual Report 3

Encompass Fund

PERFORMANCE INFORMATION

May 31, 2012 NAV $8.89

TOTAL RATE OF RETURN (%) FOR PERIODS ENDED MAY 31, 2012.

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Encompass Fund	-41.36%	9.55%	-4.07%	-1.50%
Wilshire 5000 Index(B)	-1.75%	15.29%	-0.66%	2.89%

(A)1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. 1 Year, 3 Year, 5 Year and Since Inception returns are annualized for periods greater than one year. The inception date of the Encompass Fund was June 30, 2006.

(B)Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-463-3957.

2012 Annual Report 4

Encompass Fund

                                                                       Encompass Fund
                                                   By Sectors Based on Percentage of Net Assets
                                                                               (UNAUDITED)

                                                 *Net Cash represents cash equivalents and other assets less liabilities.

Availability of Quarterly Schedule of Investments
(Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

     Brick Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2012 Annual Report 5

Expense Example
(Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on December 1, 2011 and held through May 31, 2012.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2011
	December 1, 2011	May 31, 2012	to May 31, 2012

Actual	$1,000.00	$825.44	$6.62

Hypothetical	$1,000.00	$1,017.75	$7.31
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half year period).

2012 Annual Report 6

Encompass Fund

		Schedule of Investments
		May 31, 2012
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
607,000	BioExx Specialty Proteins Ltd. * (Canada)	$49,855
500,000	Rio Verde Minerals Development Corp. * (Canada)	140,110
		189,965	1.69%
Amusement & Recreation Services
9,000	Live Nation Entertainment, Inc. *	84,150	0.75%
Coal Mining & Processing
35,700	Forbes & Manhattan Coal Corp. * (Canada)	44,845
30,515	L & L Energy, Inc. *	45,467
25,000	SouthGobi Resources Ltd * (Canada)	127,307
		217,619	1.94%
Copper Mining & Processing
738,500	Boxxer Gold Corp. * (Canada)	46,384
800,000	Excelsior Mining Corp. * (Canada)	235,772
11,000	Freeport-McMoRan Copper & Gold Inc.	352,440
400,000	International PBX Ventures Ltd. * (Restricted) (Canada)	36,525
600,000	International PBX Ventures Ltd. * (Canada)	60,875
1,000,000	Redhawk Resources, Inc. * (Canada)	429,993
		1,161,989	10.34%
Drug Delivery Systems
150,000	Delcath Systems, Inc. *	223,500	1.99%
Gold Exploration & Mining
800,000	Aguila American Gold Ltd. * (Canada)	139,144
90,000	Atacama Pacific Gold Corp. * (Canada)	260,895
502,500	Avion Gold Corp. * (Canada)	247,633
631,800	Brazil Resources Inc. * (Canada)	625,161
66,000	Brazil Resources Inc. * (Restricted) (Canada)	58,789
1,000,000	Canarc Resource Corp. * (Canada)	154,604
337,000	Caza Gold Corp. * (Canada)	55,358
4,765	Comstock Mining, Inc. *	9,625
1,000,000	Corex Gold Corp. * (Canada)	72,471
68,000	Extorre Gold Mines Limited * (Canada)	190,400
225,000	Gold Standard Ventures Corp. * (Canada)	597,884
173,430	Nortec Minerals Corp. * (Canada)	13,874
3,000,000	Soho Resources Corp. * (Canada)	72,471
		2,498,309	22.22%
Industrial Metals & Minerals
175,000	American Vanadium Corp. * (Canada)	114,987
239,500	Avalon Rare Metals Inc. * (Canada)	359,250
790,000	Aztec Metals Corp. * (Restricted) (Canada)	31,600
550,000	Dacha Strategic Metals Inc. * (Canada)	201,952
75,000	United States Antimony Corp. * **	229,500
475,000	United States Antimony Corp. *	1,615,000
		2,552,289	22.70%
Industrial Processing
200,000	EnWave Corp. * (Canada)	241,569	2.15%
Insurance (Private Mortgage)
23,000	MGIC Investment Corp. *	58,420	0.52%
Oil & Gas Exploration & Production
1,000,000	Border Petroleum Corp. * (Canada)	212,581
1,400,000	Continental Energy Corp. * (Canada)	126,000
460,000	Dejour Energy Inc. * (Canada)	109,894
2,362,946	GeoPetro Resources Company * **	354,442
15,100	GeoPetro Resources Company *	2,265
77,724	Magnum Hunter Resources Corp. *	313,228
100,000	NiMin Energy Corp. * (Canada)	93,729
400,000	Petrodorado Energy Ltd. * (Canada)	67,639
400,000	Zodiac Exploration Inc. * (Canada)	27,056
		1,306,834	11.62%

* Non-Income producing securities during the period. ** Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities represents 5.73% of the portfolio at May 31, 2012, and are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 2 for information on Restricted Securities.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 7

Encompass Fund

		Schedule of Investments
		May 31, 2012
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Oil & Gas Field Services
500,000	Estrella International Energy Services Ltd. * (Canada)	$43,482	0.39%
Real Estate Development
1,500,000	360 VOX Corporation * (Canada)	173,930	1.55%
Silver Mining and Processing
41,000	Endeavour Silver Corp. * (Canada)	355,880
75,000	Paramount Gold and Silver Corp. *	162,750
7,000	Silver Wheaton Corp. (Canada)	178,360
50,000	South American Silver Corp. * (Canada)	67,639
		764,629	6.80%
Uranium Mining & Exploration
240,000	Crosshair Energy Corporation * (Canada)	87,600
400,000	European Uranium Resources Ltd. * (Canada)	86,965
250,000	Strateco Resources Inc. * (Canada)	88,173
247,615	Uranium Energy Corp. *	569,515
		832,253	7.39%
Total for Common Stocks (Cost - $13,352,256)		10,348,938	92.05%
CONVERTIBLE NOTES
250,000	Continental Energy Corp., 10%, 9/16/2012 (Restricted) (Canada)	253,250
Total for Convertible Notes Securities (Cost - $250,000)		253,250	2.25%
CORPORATE BONDS
156,000	Claude Resources, 12.0%, 5/23/2013 (Canada)	165,813
Total for Corporate Bonds (Cost - $152,178)		165,813	1.47%
PREFERRED STOCK
100	Comstock Mining Inc., 7.5% Series B Convertible Preferred	122,424
Total for Preferred Stock (Cost - $100,000)		122,424	1.09%
REAL ESTATE INVESTMENT TRUSTS
16,800	Ashford Hospitality Trust Inc.	143,640
Total for Real Estate Investment Trusts (Cost - $119,474)		143,640	1.28%
WARRANTS
400,000	Aguila American Gold Ltd. * (expires 5-19-2013) (a)	$-
87,500	American Vanadium Corp. * (expires 9-1-2012) (b)	-
245,000	Aztec Metals Corp. * (Restricted) (expires 1-28-2013) (c)	-
340,000	Border Petroleum Corp. * (expires 8-2-2012) (d)	-
142,500	Canadian Overseas Petroleum Limited * (expires 12-1-2013) (e)	-
500,000	Canarc Resource Corp. * (expires 6-13-2012) (f)	-
1,562,500	Continental Energy Corp. * (Restricted) (expires 9-21-2013) (g)	-
75,000	Corex Gold Corp. * (expires 7-15-2012) (h)	-
350,000	Corex Gold Corp. * (expires 8-11-2012) (i)	-
150,000	Crosshair Energy Corporation * (expires 11-23-2012) (j)	-
15,000	Delcath Systems, Inc. * (expires 5-31-2015) (k)	-
83,000	EnWave Corp. * (expires 8-9-2012) (l)	-
25,000	Estrella Intl. Energy Svs. Ltd. * (expires 3-3-2015) (m)	-
100,000	European Uranium Resources Ltd. * (expires 7-14-2012) (n)	-
100,000	European Uranium Resources Ltd. * (expires 12-30-2012) (o)	-

*Non-Income producing securities during the period.
(a) Aguila American Gold Ltd. warrants expire May 19, 2013, with an exercise price of $0.65 Canadian.
(b) American Vanadium Corp. warrants expire September 1, 2012, with an exercise price of $1.95 Canadian.
(c) Aztec Metals Corp. warrants expire January 28, 2013, with an exercise price of $0.075 Canadian.
(d) Border Petroleum Corp. warrants expire August 2, 2012, with an exercise price of $0.35 Canadian.
(e) Canadian Overseas Petroleum Limited warrants expire December 1, 2013, with an exercise price of $0.65 Canadian.
(f) Canarc Resource Corp. warrants expire June 13, 2012, with an exercise price of $0.22 Canadian.
(g) Continental Energy Corp. warrants expire September 21, 2013, with an exercise price of $0.12.
(h) Corex Gold Corp. warrants expire July 15, 2012, with an exercise price of $0.90 Canadian.
(i) Corex Gold Corp. warrants expire August 11, 2012, with an exercise price of $0.45 Canadian.
(j) Crosshair Energy Corporation warrants expire November 23, 2012, with an exercise price of $1.00 Canadian.
(k) Delcath Systems, Inc. warrants expire May 31, 2015, with an exercise price of $1.65.
(l) EnWave Corp. warrants expire August 9, 2012, with an exercise price of $2.25 Canadian.
(m) Estrella Intl. Energy Svs. Ltd. warrants expire March 3, 2015, with a exercise price of $1.50 Canadian.
(n) European Uranium Resources Ltd. warrants expire July 14, 2012, with an exercise price of $1.00 Canadian.
(o) European Uranium Resources Ltd. warrants expire December 30, 2012, with an exercise price of $2.00 Canadian.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 8

Encompass Fund

		Schedule of Investments
		May 31, 2012
Shares/Principal Amount		Fair Value	% of Net Assets
WARRANTS
400,000	Excelsior Mining Corp. * (expires 2-28-2013) (p)	$-
262,500	GeoPetro Resources Company * ** (expires 9-30-2013) (q)	-
116,700	GeoPetro Resources Company * ** (expires 12-31-2013) (r)	-
62,500	GeoPetro Resources Company * ** (expires 12-23-2013) (s)	-
575,000	GeoPetro Resources Company * ** (expires 3-2-2014) (t)	-
227,273	GeoPetro Resources Company * ** (expires 4-28-2014) (u)	-
200,000	International PBX Ventures Ltd. * (Restricted) (expires 2-8-2014) (v)	-
7,772	Magnum Hunter Resources Corp. * (expires 10-14-2013) (w)	-
800,000	Nortec Minerals Corp. * (expires 7-7-2012) (x)	-
100,000	Oremex Silver Inc. * (expires 12-22-2012) (y)	-
300,000	Petrodorado Energy Ltd. * (expires 12-3-2012) (z)	-
500,000	Rio Verde Minerals Development Corp. * (expires 7-28-2016) (aa)	-
1,500,000	Soho Resources Corp. * (expires 8-9-2012) (bb)	-
75,000	United States Antimony Corp. * ** (expires 1-20-2014) (cc)	60,750
Total for Warrants (Cost - $0)		60,750	0.54%
MONEY MARKET FUNDS
192,542	Fidelity Institutional Money Market Portfolio 0.26% ***	192,542
Total for Money Market Funds (Cost - $192,542)		192,542	1.72%
	Total Investments	11,287,357	100.40%
	(Cost - $14,166,450)
	Liabilities in Excess of Other Assets	(44,952)	-0.40%
	Net Assets	$11,242,405	100.00%

*Non-Income producing securities during the period.
** Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities represents
5.73% of the portfolio at May 31, 2012, and are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*** Variable rate security; the rate shown was the rate at May 31, 2012.
(p) Excelsior Mining Corp. warrants expire February 28, 2013, with an exercise price of $1.00 Canadian.
(q) GeoPetro Resources Company warrants expire September 30, 2013, with an exercise price of $0.75.
(r) GeoPetro Resources Company warrants expire December 31, 2013, with an exercise price of $0.75.
(s) GeoPetro Resources Company warrants expire December 23, 2013, with an exercise price of $0.50.
(t) GeoPetro Resources Company warrants expire March 2, 2014, with an exercise price of $0.75.
(u) GeoPetro Resources Company warrants expire April 28, 2014, with an exercise price of $1.00.
(v) International PBX Ventures Ltd. warrants expire February 8, 2014, with a exercise price of $0.25 Canadian.
(w) Magnum Hunter Resources Corp. warrants expire October 14, 2013, with an exercise price of $10.50.
(x) Nortec Minerals Corp. warrants expire July 7, 2012, with an exercise price of $0.20 Canadian.
(y) Oremex Silver Inc. warrants expire December 22, 2012, with an exercise price of $0.17 Canadian.
(z) Petrodorado Energy Ltd. warrants expire December 3, 2012, with an exercise price of $0.35 Canadian.
(aa) Rio Verde Minerals Development Corp. warrants expire July 28, 2016, with an exercise price of $0.85 Canadian.
(bb) Soho Resources Corp. warrants initially expire August 9, 2012, with an exercise price of $0.13 Canadian; if these warrants are not exercised by such date they will expire August 9, 2013 with an exercise price of $0.175.
(cc) United States Antimony Corp. warrants expire January 20, 2014, with an exercise price of $2.50.
See Note 2 for information on Restricted Securities.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 9

Encompass Fund

Statement of Assets and Liabilities
May 31, 2012

Assets:
Investment Securities at Fair Value	$11,287,357
(Cost - $14,166,450)
Cash Held at Broker	15
Receivables:
Receivables for Fund Shares Sold	5,508
Securities Sold	2,326
Dividends and Interest	2,207
Total Assets	11,297,413
Liabilities:
Service Fees Payable	15,981
Management Fees Payable	32,091
Shareholder Redemptions	6,936
Total Liabilities	55,008
Net Assets	$11,242,405
Net Assets Consist of:
Paid In Capital	$14,608,049
Accumulated Realized Loss on Investments - Net	(486,551)
Unrealized Depreciation in Value of Investments
Based on Identified Cost - Net	(2,879,093)
Net Assets, for 1,264,480 Shares Outstanding	$11,242,405
(Unlimited number of shares authorized without par value)
Net Asset Value Per Share ($11,242,405/1,264,480 shares)	$8.89
Redemption Price ($8.89 x 0.98) (Note 2)	$8.71

Statement of Operations
For the fiscal year ended May 31, 2012

Investment Income:
Dividends (a)	$79,775
Interest	38,172
Total Investment Income	117,947
Expenses:
Service Fees (Note 4)	79,825
Management Fees (Note 4)	174,720
Total Expenses	254,545

Net Investment Loss	(136,598)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(227,441)
Realized Gain on Option Transactions	11,400
Change in Unrealized Depreciation on Investments	(9,515,505)
Change in Unrealized Depreciation on Options	(5,400)
Net Realized and Unrealized Loss on Investments	(9,736,946)

Net Decrease in Net Assets Resulting from Operations	$(9,873,544)

(a) Net of foreign taxes withheld $458. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 10

Encompass Fund

Statements of Changes in Net Assets
	6/1/2011	6/1/2010
	to	to
	5/31/2012	5/31/2011
Increase/(Decrease) in Net Assets from Operations:
Net Investment Loss	$(136,598)	$(155,068)
Net Realized Gain/(Loss) on Investments	(227,441)	544,388
Realized Gain on Option Transactions	11,400	148,140
Unrealized Appreciation/(Depreciation) on Investments	(9,515,505)	4,734,392
Unrealized Appreciation/(Depreciation) on Options	(5,400)	52,740
Net Increase/(Decrease) in Net Assets Resulting from Operations	(9,873,544)	5,324,592
Distributions to Shareholders from:
Net Investment Income	-	-
Total Distributions Paid to Shareholders	-	-
Capital Share Transactions:
Proceeds From Sale of Shares	4,170,192	21,611,930
Proceeds From Redemption Fees (Note 2)	25,684	35,596
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(10,545,287)	(8,001,822)
Net Increase/(Decrease) from Shareholder Activity	(6,349,411)	13,645,704
Total Increase/(Decrease)	(16,222,955)	18,970,296
Net Assets at Beginning of Period	27,465,360	8,495,064
Net Assets at End of Period (Including undistributed net investment	$11,242,405	$27,465,360
income of $0 and $0, respectively.)

Share Transactions:
Issued	326,009	1,512,782
Reinvested	-	-
Redeemed	(873,673)	(573,550)
Net Increase/(Decrease) in Shares	(547,664)	939,232
Shares Outstanding Beginning of Period	1,812,144	872,912
Shares Outstanding End of Period	1,264,480	1,812,144

Financial Highlights
Selected data for a share of capital stock outstanding	6/1/2011	6/1/2010	6/1/2009	6/1/2008	6/1/2007
throughout the period:	to	to	to	to	to
	5/31/2012	5/31/2011	5/31/2010	5/31/2009	5/31/2008
Net Asset Value -
Beginning of Period	$15.16	$9.73	$6.76	$9.39	$11.22
Net Investment Income (Loss) (a)	(0.09)	(0.13)	(0.06)	0.04	0.10
Net Gains or Losses on Securities
(realized and unrealized)	(6.20)	5.53	3.03	(2.61)	(1.84)
Total from Investment Operations	(6.29)	5.40	2.97	(2.57)	(1.74)
Less Distributions from:
Net Investment Income	0.00	0.00	0.00	(0.06)	(0.07)
Return of Capital	0.00	0.00	0.00	0.00	(0.02)
Total Distributions	0.00	0.00	0.00	(0.06)	(0.09)
Proceeds from Redemption Fee (Note 2)	0.02	0.03	0.00 +	0.00	0.00
Net Asset Value -
End of Period	$8.89	$15.16	$9.73	$6.76	$9.39
Total Return (b)	(41.36)%	55.81%	43.93%	(26.81)%	(15.61)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$11,242	$27,465	$8,495	$3,458	$3,051
Ratio of Expenses to Average Net Assets	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of Net Income (Loss) to Average Net Assets	(0.78)%	(0.96)%	(0.67)%	0.67%	1.01%
Portfolio Turnover Rate	27.82%	25.57%	21.50%	37.56%	32.52%

+ Amount calculated is less than $0.005.
(a) Calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 11

NOTES TO FINANCIAL STATEMENTS
ENCOMPASS FUND
MAY 31, 2012

1.) ORGANIZATION
Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006. The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee. During the fiscal year ended May 31, 2012 proceeds from redemption fees were $25,684.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for additional disclosure on options transactions.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at May 31, 2012, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

2012 Annual Report 12

Notes to Financial Statements - continued

	Acquisition			Fair Value
Restricted Security	Date	Cost	Units	per Unit	Fair Value
Aztec Metals Corp.	3/11/2010	$39,085	790,000	0.040	31,600
Aztec Metals Corp. - Warrants	1/8/2010	0	245,000	0.000	0
Brazil Resources Inc.	9/21/2010	22,366	66,000	0.891	58,789
Continental Energy Corp. *	9/19/2011	250,000	250,000	1.013	253,250
Continental Energy Corp. - Warrants	9/28/2011	0	1,562,500	0.000	0
GeoPetro Resources Company	9/20/2010	1,124,530	2,362,946	0.150	354,442
GeoPetro Resources Company - Warrants	9/20/2010	0	262,500	0.000	0
GeoPetro Resources Company - Warrants	12/31/2010	0	116,700	0.000	0
GeoPetro Resources Company - Warrants	3/2/2011	0	62,500	0.000	0
GeoPetro Resources Company - Warrants	3/2/2011	0	575,000	0.000	0
GeoPetro Resources Company - Warrants	5/12/2011	0	227,273	0.000	0
International PBX Ventures Ltd.	2/10/2012	59,880	400,000	0.091	36,525
International PBX Ventures Ltd. - Warrants	2/10/2012	0	200,000	0.000	0
United States Antimony Corp.	1/17/2012	150,000	75,000	3.060	229,500
United States Antimony Corp. - Warrants	1/17/2012	0	75,000	0.810	60,750
					$1,024,856
* Convertible Note 10% 9/16/2012.

The restricted securities, including those securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, represented 9.12% of the Fund’s net assets at May 31, 2012. The Fund has no right to require registration of unregistered securities. Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933 have been identified on the Schedule of Investments.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken on the Fund’s 2012 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS: As of May 31, 2012, the Fund recorded a permanent book/tax difference of $136,598 from net investment loss to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains/(losses) on a tax basis, which is considered to be more informative to shareholders.

2012 Annual Report 13

Notes to Financial Statements - continued

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Fund through the date the issuance of these financial statements and has noted no such events requiring disclosure.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The following tables summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2012:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$9,992,524	$324,814	$31,600	$10,348,938
Convertible Notes	0	253,250	0	253,250
Corporate Bonds	0	165,813	0	165,813
Preferred Stock	0	122,424	0	122,424
Real Estate Investment Trusts	143,640	0	0	143,640
Warrants	0	60,750	0	60,750
Money Market Funds	192,542	0	0	192,542
Total	$10,328,706	$927,051	$31,600	$11,287,357

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund’s assets assigned to level 3 input category are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities valued at level 3 have been valued based upon a market approach in which management assesses quantitative factors, such as the last trade price and financial condition of the underlying issuer, as well as qualitative factors, such as reputation of the underlying issuer. Management reviews the subsequent trading activity to determine if the valuation techniques used were reasonable.

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

Common Stock
Beginning balance at May 31, 2011	$ 381,600
Total realized gain (loss)	0
Change in unrealized appreciation (depreciation)	25,674
Cost of Purchases	250,000
Cost of Sales	(250,000)
Net transfers in/out of level 3	(375,674)
Ending balance at May 31, 2012	$ 31,600

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at May 31, 2012 includes $0.

As of May 31, 2012, preferred stock with a fair value of $122,424 were transferred from level 3 to level 2. Following the lifting of certain restrictions, management transferred the preferred stock. Also, as of May 31, 2012, convertible notes with a fair value of $253,250 were transferred from level 3 to level 2. The above securities were transferred by management to provide shareholders with a better understanding of valuation techniques assessed by management.

The following table shows transfers between level 1 and level 2 of the fair value hierarchy:

2012 Annual Report 14

Notes to Financial Statements - continued

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$3,332,791	-	-	$3,332,791

Financial assets were transferred from level 2 to level 1 when the underlying positions were no longer restricted securities.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including corporate bonds, fixed income securities, preferred stock, real estate investment trusts, warrants and convertible bonds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3 of the fair value hierarchy.

Money market securities. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

4.) MANAGEMENT AND SERVICES AGREEMENTS
Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides

2012 Annual Report 15

Notes to Financial Statements - continued

the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, Rule 12b-1 expenses (of which none were authorized as of May 31, 2012) and indirect expenses (such as fees and expenses of other funds in which the Fund may invest). For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the fiscal year ended May 31, 2012, the Adviser earned management fees totaling $174,720, of which $32,091 was still due to the Adviser at May 31, 2012. For the same period the Adviser earned services fees of $79,825, of which $15,981 was still due to the Adviser at May 31, 2012.

Trustees who are not interested persons of the Fund were paid a total of $6,000 in Trustees’ fees by the Fund's Adviser for the fiscal year ended May 31, 2012.

5.) INVESTMENT TRANSACTIONS
For the fiscal year ended May 31, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $4,503,939 and $5,061,382 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

6.) PUT & CALL OPTIONS
As of May 31, 2012, Fund portfolio securities valued at $0 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the fiscal year ended May 31, 2012 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at May 31, 2011	100	$11,400
Options written	75	$13,675
Options exercised	(75)	($13,675)
Options expired	(100)	($11,400)
Options terminated in closing purchase transactions	0	$0
Options outstanding at May 31, 2012	0	$0

There were no purchased options transactions during the fiscal year May 31, 2012.

The location on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Liability
Derivatives
Call options written	$0

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended May 31, 2012 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Options	Realized Gain		Change in Unrealized
Transactions	on Options	$11,400	Depreciation on Options	($5,400)
Transactions

The selling of written call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investments than if the transaction were effected directly.

7.) TAX MATTERS
There were no distributions paid during the fiscal years ended May 31, 2012 and 2011.

2012 Annual Report 16

Notes to Financial Statements - continued

As of May 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income	$-0	-

Capital loss carryforwards expire as follows: 2017+	$34,939
2018	202,382
	$237,321

Gross unrealized appreciation on investment securities	$3,347,568
Gross unrealized depreciation on investment securities	(6,228,963)
Net unrealized depreciation on investment securities	($2,881,395)

Cost of investment securities including short term investments	$14,168,754

Post October losses deferred	$246,926

+ The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration date, if any. The Fund will not make distributions from capital gains while a capital loss carryforward remains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

8.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at May 31, 2012 was $14,608,049 representing 1,264,480 shares outstanding.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2012, Charles Schwab & Co. Inc., located at 101 Montgomery Street, San Francisco, CA, 94101, held for the benefit of others, in aggregate, approximately 64.43% of the Fund and therefore may be deemed to control the Fund.

10.) NEW ACCOUNTING PRONOUNCEMENT
In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles ("GAAP") and International Financial Reporting Standards ("IFRS"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

2012 Annual Report 17

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2012 Annual Report 18

ADDITIONAL INFORMATION

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On May 18, 2012 the Board of Trustees (the “Trustees” or the “Board”) considered the renewal of the Management Agreement. In reviewing the Management Agreement, the Board received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

Performance. As to the performance of the Fund, the materials provided to the Trustees included information regarding the Fund's performance compared to a group of funds of similar size, style and objective that were categorized by Morningstar as World Stock funds (the "Peer Group"). The Trustees also received performance information for the Dow Jones Wilshire 5000 Index (the "Index"). The performance data was presented for various periods through March 31, 2012. The Trustees noted that the Fund outperformed the Peer Group and the Index for the 3-year and 5-year periods ended March 31, 2012. However, the Fund was noted to have underperformed its Peer Group and Index for the 12-month period ended March 31, 2012, with the Fund returning -17.41%; the Peer Group return -0.41%; and the Index returning 7.24% . For the 3-year period ended March 31, 2012 the Fund outperformed both the Peer Group and the Index having generated a 33.84% total return compared to 22.02% for the Peer Group and 24.15% for the Index. Additionally, for the 5-year period ended March 31, 2012, the Fund outperformed both the Peer Group and Index having generated a 4.76% annualized return, as compared to 0.17% and 2.27% for the Peer Group and Index, respectively. The Trustees also noted that since inception, the Fund has performed similarly to the Index, with the Fund returning 4.01% and the Index returning 4.25% . Overall, the Trustees noted that while the Fund's one-year performance lagged, the Fund's long-term performance was strong and reflective of the quality of the advisory services provided by the Adviser.

Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The Adviser reviewed and discussed with the Board the its’ Form ADV and Code of Ethics certifications. Mr. Gissen summarized the information provided to the Board and discussed the Adviser's investment management experience. Furthermore, the Adviser discussed the its’ financial condition and discussed the firm's ability to meet its obligations under the Management Agreement. The Board, including the Independent Trustees, concluded that the nature and extent of the services provided by the Adviser were consistent with their expectations, including the quality of services provided by the portfolio managers. The Trustees also concluded that the Adviser has the resources to provide quality advisory services to the Fund.

Fees, Expenses and Profitability. The Board and the Adviser then reviewed the 15(c) Questionnaire completed by the Adviser and provided to the Board prior to the Meeting. Included in the Questionnaire, the Board reviewed the Adviser's profitability analysis, comparative fees and economies of scale analysis. As to the costs of the services to be provided, the Board reviewed the fees under the Management Agreement compared to a peer group of other funds in the Morningstar World Stock Fund category. The Board noted that the Fund's expense ratio of 1.45% was lower than its Peer Group's average expense ratio of 1.73% . The Trustees then reviewed the management fee ratio of the Fund compared to its Peer Group and noted that the management fee ratio of 1.00% was above the category average of 0.80%, but within the range of advisory fees paid by funds in the Peer Group. The Trustees also noted that the Fund has no front-end load, deferred-load, or 12b-1 expense. The category averages for front-end loads, deferred-loads and 12b-1 expenses were 0.86%, 0.58% and 0.41%, respectively. The Adviser noted that it, under a separate Services Agreement, is paying substantially all operating expenses of the Fund and that the Adviser's relationship with the Fund has resulted in a slight profit to the Adviser. The Adviser also stated that in addition to advisory services, it also provides the Fund with officers, including the CCO for both the Trust and the Adviser, marketing support and office space. It was noted that for the 12-month period ended April 30, 2012 the Adviser earned revenue of $276,689, which included the advisory and services fees earned, and incurred direct operating expenses of $232,567. The Board further noted that the Adviser was marginally profitable (with a profit of $44,122) before indirect expenses. The Adviser then indicated that although it was only marginally profitable for the 12-month period ended April 30, 2012, it has the resources to provide quality advisory services to the Fund. The Trustees, including the Independent Trustees, concluded that

2012 Annual Report 19

Additional Information - continued

the Fund advisory fee is reasonable. The Board further considered whether the amount of profit realized by the Adviser is a fair entrepreneurial profit for the management of the Fund. The Trustees, including the Independent Trustees, concluded that the Adviser's level of profitability from its relationship with the Fund is not excessive.

Economies of Scale. The Board, including the Independent Trustees, discussed with the Adviser whether it believes there are economies of scale with respect to the management of the Fund that are available and whether the potential exists for realization of any further economies of scale. The Adviser indicated that it would consider adding breakpoints in the future as the Fund grows; however, through April 30, 2012, the amount of time spent managing the Fund and other duties are still substantial enough to keep fees at the present rate. The Adviser did further indicate that it is committed to reducing fees charged to the Fund as economies of scale are realized. After discussion, it was the consensus of the Trustees that, based upon the current asset level of the Fund, economies of scale or implementation of breakpoints in the advisory fee was not a relevant consideration at this time.

Next, the Independent Trustees met in executive session to discuss the continuation of the Management Agreement. The officers of the Trust were excused during this discussion.

Conclusion. Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the performance of the Adviser with respect to the Fund, and the Board, including the Independent Trustees, concluded that the past performance of the Adviser was acceptable. They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations. The Trustees also concluded that the Adviser has sufficient resources to provide, and had provided, quality advisory services to the Fund. The Board agreed that that the fees paid pursuant to the Management Agreement were reasonable and that the while the Adviser was marginally profitable before indirect expenses for the 12-month period ended April 30, 2012, the fees earned by the Adviser were reasonable when considering the amount of time spent managing the Fund. The Trustees noted that the Adviser indicated that it will consider adding breakpoints in the future as the Fund grows. It was the consensus of the Trustees, including the Independent Trustees, that the advisory fee structure is reasonable and that renewal of the Management Agreement is in the best interests of the Trust and the Fund's shareholders.

2012 Annual Report 20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Encompass Fund, a Series of the Encompass Funds

We have audited the accompanying statement of assets and liabilities of the Encompass Fund, a Series of the Encompass Funds (the "Fund"), including the schedule of investments, as of May 31, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of May 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Encompass Fund, a Series of the Encompass Funds, as of May 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
July 27, 2012

2012 Annual Report 21

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request, by calling 1-888-463-3957. The Trustees and Executive Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Other
Name,	Position	Length of	Principal	Number of	Directorships
Address(1),	with the	Time Served	Occupation(s)	Portfolios	Held By
and Age	Trust		During	Overseen By	Trustee or
			Past 5 Years	Trustee	Officer

Malcolm H. Gissen(2), 68	President,	Since 2006	President, Malcolm H. Gissen &	1	None
	Treasurer		Associates, Inc. (1985-Present).
	and Trustee		President, Brick Asset
Management, Inc. (2006-Present).

Marshall G. Berol, 75	Secretary	Since 2006	Principal, BL/SH Financial (1990-	N/A	None
present), Chief Investment
Officer, Malcom H. Gissen &
Associates, Inc. (2000-Present),
Secretary, Brick Asset
Management, Inc. (2006-Present).

Julian G. Winters, 43	Chief	Since 2011	Managing Member Watermark	N/A	N/A
	Compliance		Solutions LLC (investment com-
	Officer		pliance and consulting) since
3/07; previously, Vice President
of Compliance Administration,
The Nottingham Company
(investment company administra-
tor and fund accountant), 3/98 -
3/07.

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address(1),	with the	Time Served	During	Overseen By	Held By
and Age	Trust		Past 5 Years	Trustee	Trustee or
Officer

Sol Coffino, 68	Independent	Since 2006	Senior Vice President, Taxes &	1	None
	Trustee		Acquisition Services, Fremont
Group (1997-Present).

John F. Runkel, 56	Independent	Since 2006	General Counsel, Affymetrix, Inc.	1	None
	Trustee		(2008-Present). General Counsel,
Intuitive Surgical, Inc. (2006-2008).

William P. Twomey, 69	Independent	Since 2006	Retired (2006-Present). Chief	1	None
	Trustee		Financial Officer, Morrison &
Foerster, LLP (1994-2006).

(1)The address of each trustee and officer is c/o Encompass Funds 1700 California Street, Suite 335 San Francisco, CA 94109.
(2)Malcolm H. Gissen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

2012 Annual Report 22

Board of Trustees
Sol Coffino
Malcolm H. Gissen
John F. Runkel
William P. Twomey

Investment Adviser
Brick Asset Management, Inc.

Counsel
Thompson Hine LLP

Custodian
Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Encompass Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 5/31/12	FYE 5/31/11
Audit Fees	$12,500	$11,500
Audit-Related Fees	$0	$0
Tax Fees	$2,350	$1,900
All Other Fees	$0	$0

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 5/31/12	FYE 5/31/11
Registrant	$2,350	$1,900
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/Malcolm H. Gissen Malcolm H. Gissen President

Date: August 3, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:/s/Malcolm H. Gissen Malcolm H. Gissen President

Date: August 3, 2012

By: /s/Malcolm H. Gissen Malcolm H. Gissen Chief Financial Officer

Date: August 3, 2012